[USAA EAGLE LOGO (R)]
USAA NEW YORK MONEY MARKET FUND
SUPPLEMENT DATED DECEMBER 23, 2011
TO THE FUND'S PROSPECTUS
DATED AUGUST 1, 2011

Please replace the bar chart found on page 14 of the Fund's prospectus with the following bar chart:

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
2.31%	0.96%	0.59%	0.69%	1.87%	2.89%	3.11%	2.14%	0.48%	0.05%

97397-1211